Exhibit 99.1
For Immediate Release

Press Release

Nicholas Valeriani Appointed to Roka Biosciences' Board of Directors

Warren, NJ - August 13, 2015 / PRNewswire - Roka Bioscience, Inc. (NASDAQ: ROKA), a molecular diagnostics company focused on providing advanced testing solutions for the detection of foodborne pathogens, today announced that Nicholas J. Valeriani has been appointed to its board of directors.  Since 2012, Mr. Valeriani, 58, has been the Chief Executive Officer of the Gary and Mary West Health Institute. Mr. Valeriani has announced plans to retire from the organization’s chief executive position, effective September 3, 2015, however he will remain on the Institute’s board of directors and will join the Gary and Mary West Health Policy Center’s board.   Prior to joining West Health, Mr. Valeriani spent 34 years at Johnson & Johnson and served as a member of its executive committee.

"We are pleased to add Nick's talents and deep experience to our board," said Paul Thomas, Roka's CEO and President. “Mr. Valeriani brings a unique perspective to our Board through his vast diagnostics expertise and track record of driving achievement of strategic and operating objectives. I, and the other members of the Roka Board, look forward to working with Nick as we continue to make progress toward our key initiatives and position Roka for accelerated long-term growth.”

Currently, Valeriani serves on the boards of directors of Robert Wood Johnson University Hospital, Edwards LifeSciences and the Center for Medical Interoperability. Mr. Valeriani has a master's degree in business administration from Rutgers University, Graduate School of Management, and a bachelor's degree in industrial engineering from Rutgers University, College of Engineering.

About Roka Bioscience
Roka Bioscience is a molecular diagnostics company focused on developing and commercializing advanced testing solutions for the food safety testing market. Our Atlas Detection Assays incorporate our advanced molecular technologies and are performed on our “sample-in, result-out” Atlas System that automates all aspects of molecular diagnostic testing on a single, integrated platform. The Atlas System and Detection Assays are designed to provide our customers with accurate and rapid test results with reduced labor costs and improved laboratory efficiencies. For more information, visit http://rokabio.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act, as amended (the “Exchange Act”). These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions. Any statements contained herein (including, without limitation, statements to the effect that we “believe”, “expect”, “anticipate”, “plan” and similar expressions) that are not statements of historical fact should be considered forward-looking statements. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties and other factors that could cause our actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward looking statements. There are a number of important factors that could cause actual results to differ materially from those indicated by such forward-looking statements. Such factors include those set forth in the company’s filings with the Securities and Exchange Commission. We expressly disclaim any obligation to update any forward-looking statements, except as may be required by law. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date of this press release and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release.

Investor Contact:
Roka Bioscience, Inc.
ir@rokabio.com
855-ROKABIO (855-765-2246)
Source: Roka Bioscience